Income taxes (Tables)	12 Months Ended
Mar. 31, 2023
Income taxes
Summary of reconciliation of the combined Canadian federal and provincial statutory income tax rate to the effective tax rate

	March 31,	March 31,
	2023	2022
Net Loss before recovery of income taxes	(4,238,471)	(2,319,932)
Expected income tax (recovery)/expense	(1,123,195)	(614,782)
Stock based compensation	77,580	109,862
Difference in tax rates	(60,111)	—
Change in tax benefits not recognized	1,105,726	504,920
Income tax (recovery)/expense	—	—

Summary of unrecognized deferred tax

	March 31,	March 31,
Unrecognized deferred tax	2023	2022
Non-capital losses carried forward – Canada	5,137,001	2,883,658
Non-capital losses carried forward – Australia	1,717,450	—
Intangible assets	148,955	2,749
Share issuance costs – 20(1)(e)	380,888	547,172
	7,384,294	3,433,580

Summary of non-capital income tax losses

Expiry	Amount $
2041	827,846
2042	2,055,812
2043	2,253,343
Total	5,137,001